SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): October 9, 2008

                                FONAR CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-10248                     11-2464137
---------------             ----------------             -------------------
(State or other             (Commission File              (I.R.S. Employer
jurisdiction of                  Number)                 Identification No.)
incorporation)

                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929
               ---------------------------------------------------
               (Address, including zip code, and telephone number
                   of registrant's principal executive office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant  to Rule 425 under the Securities Act (17
     CFR230.425)

[  ] Soliciting  material  pursuant  to Rule  14a-12 under  the Exchange Act (17
     CFR240.14a-12)

[  ] Pre-commencement  communications   pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under   the
     Exchange Act (17 CFR 240.13e-4(c)

Item 3.01(a) Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On October 9, 2008, the Company received an additional notice of non-compliance from The NASDAQ Stock Market LLC based upon the Company's non-compliance with the minimum stockholders' equity requirement of $2.5 million for continued listing on The NASDAQ Capital Market, as set forth in NASDAQ Marketplace Rule 4310(c)(3) (the "Stockholders' Equity Requirement"), as of the fiscal year ended June 30, 2008, which could serve as an additional basis for delisting of the Company's securities from The NASDAQ Capital Market.

     As previously announced, on July 8, 2008, the Company received a notice of non-compliance from NASDAQ due to the Company's failure to satisfy the proxy solicitation and annual meeting requirements set forth in Marketplace Rules 4350(g) and 4350(e), respectively. In response to the first notice of non-compliance, the Company requested and attended a hearing before a NASDAQ Listing Qualifications Panel (the "Panel") at which the Company presented its plan to regain compliance with those requirements. Pursuant to the plan presented to the Panel, on October 8, 2008, the Company filed a definitive proxy statement for the annual shareholders meeting to be held on November 17, 2008. The Panel has not yet rendered a determination as a result of the hearing.

     As provided by NASDAQ's most recent notice, the Company plans to make a written submission to the Panel presenting its plan to regain compliance with the Stockholders' Equity Requirement. While the Company is hopeful that the Panel will grant its request for continued listing on NASDAQ, there can be no assurance that the Panel will do so.

     On October 15, 2008, the Company issued a press release, attached to this Current Report as Exhibit 99.1, announcing the matters described above.


ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits      Description

99.1          Press Release dated October 15, 2008, of Fonar Corporation*

* Filed herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FONAR CORPORATION
                                                (Registrant)

                                                By: /s/ Raymond Damadian
                                                    Raymond Damadian
                                                    President and Chairman


Dated:   October 15, 2008